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                                                        EXHIBIT 10.21

                          WARRANT PURCHASE AGREEMENT
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        This Warrant Purchase Agreement (the "Agreement") is made and entered into as of the 15th day of May, 1992, by and between Storm Technology, Inc., California corporation (the "Company"), and Dominion Ventures, Inc., a California corporation ("Dominion") referred to herein as a "Purchaser."

        The Company desires to sell and the Purchaser desires to purchase a warrant (the "Warrant") to purchase 12,542 shares of the Company's Series B Preferred Stock at a purchase price of $1.20 per share (the "Warrant Shares") substantially in the form attached hereto as Exhibit A on the terms and conditions set forth herein.

        In consideration of the mutual promises contained herein, the parties hereto agree as follows:

        1.
                (a) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase a Warrant from the Company and the Company agrees to sell and issue a Warrant to the Purchaser for an aggregate purchase price of $150.50.

                (b) The purchase and sale of the Warrant shall take place at the offices of Dominion Ventures, Inc, at 44 Montgomery St., Suite 4200,
San Francisco, CA 94104, or at such other time and place as to which the Company and Purchaser shall agree. At the Closing, the Company shall deliver the Warrant to the Purchaser, against payment of the purchase price therefor by cancellation of indebtedness then owing by the Company to Purchaser for services rendered by the Purchaser in arranging debt financing for the Company.

        2.  Access to Information.  The Purchaser acknowledges that it has had
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access to all material information concerning the Company which it has requested. The Purchaser also acknowledges that it has had the opportunity to, and has to its satisfaction, questioned the officers of the Company with respect to such Purchaser's investment hereunder.

        3.  Representation of Purchaser.  The Purchaser represents that it
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understands that the Warrant and the Warrant Shares are speculative investments, that it is aware of the Company's business affairs and financial condition, and that it has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire a Warrant. The Purchaser is purchasing a Warrant and any Warrant Shares issued upon exercise thereof for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws. The Purchaser further represents that it understands that the Warrant and Warrant Shares have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of Purchaser's investment intent as

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expressed herein.  Each purchaser represents that the Warrant and any Warrant
Shares purchased upon exercise thereof must be held indefinitely unless such securities are subsequently registered under the Securities Act and all applicable state securities laws and regulations or an exemption from such registration or qualification is available, and that the Company is under no obligation to register or qualify such securities except as set forth in the Registration Rights Agreement dated March 20, 1992, among the Company, the Purchaser and certain other holders of securities.

        4.  Qualification of Securities.  The sale of the securities which are
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the subject of this Agreement has not been qualified with the Commissioner of
Corporations of the State of California and the issuance of such securities or the payment or receipt of any part of the consideration thereof prior to such qualification is unlawful, unless the sale of securities is exempt from the qualification by Section 25100, 25102 or 25105 of the California Corporations Code. The rights of all parties to this Agreement are expressly conditioned upon such qualification being obtained, unless the sale is so exempt.

        5.  Legends.  The Purchaser acknowledges and understands that the
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instruments evidencing the Warrant and any certificates evidencing the Warrant
Shares (and Common Stock issuable upon conversion thereof) shall bear the legends as specified in the Warrant in the form attached hereto as Exhibit A (and any other legends required under state or federal securities laws in the opinion of legal counsel for the Company).

        6.  General Provisions.
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                (a)  This Agreement represents the entire agreement between the
Company and Purchaser regarding the subject matter hereof, supersedes all prior agreements and understanding, and may only be amended in writing signed by the Company and the Purchaser.

                (b) This Agreement shall bind and benefit the successors, assigns, heirs, executors and administrators of the parties. The rights of the Purchaser under this Agreement may not be assigned without the written consent of the Company.

                (c) This Agreement shall be governed in all respects by the laws of the State of California.

                (d) The Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute an instrument.
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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

STORM TECHNOLOGY, INC.                      DOMINION VENTURES, INC.,
a California corporation                    a California corporation


By: [SIGNATURE APPEARS HERE]                By: [SIGNATURE APPEARS HERE]
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Title: President & CEO                      Title: President
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